1 Investor Presentation Second Quarter 2016 Steve Gardner Chairman & Chief Executive Officer sgardner@ppbi.com 949-864-8000 Exhibit 99.2

2 Forward-Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Pacific Premier Bancorp, Inc. (the “Company”). Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the impact of changes in financial services policies, laws and regulations including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; technological and social media changes; the effect of acquisitions that the Company has made or may make, if any, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; changes in the level of the Company’s nonperforming assets and charge-offs; oversupply of inventory and deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible other-than-temporary impairments of securities held by the Company; changes in consumer spending, borrowing and savings habits; the effects of the Company’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of the Company’s borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; unanticipated regulatory or judicial proceedings; and the Company’s ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC and other filings made by the Company with the SEC. The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

3 16 Full-Service Branch Locations Company Profile Exchange / Listing NASDAQ: PPBI Focus Small & Mid-Market Businesses Total Assets $3.6 Billion* Branch Network Note: Market data as of 8/25/2016 * As of 6/30/2016 Pacific Premier Branch Footprint Headquarters Irvine, CA # of Research Analysts 7 Analysts Market Cap $732.9 Million Avg. Daily Volume 137,202 Shares Note: Map does not include PPBI offices outside of California

4 Strategic Transformation Pre 2008  Conversion from a thrift to a commercial bank 2008 - 2012  Organic growth driven by dynamic sales culture  Geographic expansion through highly accretive FDIC-assisted acquisitions  Canyon National Bank (CNB) - $192 million in assets, closed on 2/11/2011 (FDIC-Assisted)  Palm Desert National Bank (PDNB) - $103 million in assets, closed on 4/27/2012 (FDIC-Assisted) 2016 and Beyond  Focus on producing EPS growth from scale, efficiency, balance sheet leverage  Target ROAA and ROATCE of 1.20% and 14%, respectively  Continue disciplined organic and acquisitive growth increasing scarcity value 2013 - 2015  Build out of commercial banking platform through acquisitions  First Associations Bank (FAB) - $424 million in assets, closed on 3/15/2013 (151 days)  San Diego Trust Bank (SDTB) - $211 million in assets, closed on 6/25/2013 (111 days)  Infinity Franchise Holdings (IFH) - $80 million in assets, closed on 1/30/2014 (73 days)  Independence Bank (IDPK) - $422 million in assets, closed on 1/26/2015 (96 days)  Security California Bancorp (SCAF) - $715 million in assets, closed 1/31/2016 (123 days) A balance of organic and acquisitive growth to create a southern California centric commercial bank franchise with $3.6 billion in assets

5  Small and middle market business banking focus  Full suite of business banking services, including: cash management, payroll and merchant card services  Customized C&I and commercial real estate loans Commercial Bank with Specialty Business Lines Business Banking SBA Lending HOA Banking Income Property Lending  Small Business Administration (“SBA”) Loans  California Capital Access Program (“Cal CAP”) Loans  United State Department of Agriculture (“USDA”) Loans  Bureau of Indian Affairs (“BIA”) Loans  Nationwide leader of customized cash management, electronic banking services and credit facilities for:  Home Owner Association (“HOA”) Companies  HOA Management Companies  Credit facilities and banking services for commercial real estate (“CRE”) investors  Structured CRE and bridge loan flexibility Construction Lending  Construction loans for developers and owner users on residential and CRE properties  New team assembled in first half of 2013 Franchise Lending  Financing for established and experienced owner operators of Quick Serve Restaurants nationwide  C&I and CRE loans secured by equipment and real estate

6 Technology Enabled Management Systems  PPBI’s technology investments have created competitive advantages  PPBI has developed and deployed software for improving the sales process and sales management – we can efficiently and effectively monitor all facets of the deposit and loan process, including lead generation, prospecting and closing  Customer Relationship Management (CRM) with SalesForce provides real-time updates of existing and prospective client deposit and loan relationships. Deployed throughout the organization from RMs, PMs and credit admin  Email communication software streamlines communication between our RMs and PMs for quicker decision making  DataVault is PPBI’s proprietary software developed in-house for tracking HOA and Property Management firm’s customer payment information, customized for internal reporting and 3rd party vendor implementation DataVault – Proprietary Mgmt. Software SalesForce Communication SalesForce Pipeline Management

7 History of PPBI • Total deposits compound annual growth rate of 40% since 2012 • Total loans compound annual growth rate of 37% since 2012 Total Assets – Acquired vs. Non-Acquired February 2011 Acquired Canyon National Bank ($192MM assets) in FDIC-assisted deal $807 $827 $961 $1,174 $1,714 $1,745 $1,922 $2,034 $2,039 $2,753 $2,637 $2,715 $2,791 $3,563 $3,599 $6.00 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2009 2010 2011 2012 2013 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Q2-2015 Q3-2015 Q4-2015 Q1-2016 Q2-2016 Non-Acquired Acquired TBV/Share April 2012 Acquired Palm Desert National Bank ($103MM assets) in FDIC-assisted deal March 2013 and June 2013 Acquired First Associations Bank ($424MM assets) and San Diego Trust Bank ($211MM assets) January 2014 Acquired Infinity Franchise Holdings ($80MM assets), a specialty finance company January 2015 Acquired Independence Bank ($422MM assets) January 2016 Acquired SCAF ($715MM assets) Timely and efficient acquisitions have accelerated PPBI’s growth and performance Total Assets TBV/Share

8 Commercial Bank Transformation - Deposit Composition Deposits – 12/31/2009 Deposits – 6/30/2016 • 36% of deposit balances are non-interest bearing deposits • 89% of deposit balances are Core deposits * Total Deposits: $618.7 Million Cost of Deposits: 1.91% Total Deposits: $2.9 Billion Cost of Deposits: 0.28% * Core deposits are all transaction accounts and non-brokered CD accounts below $250,000 Non-Int. Bearing Demand 5% Interest Bearing Demand 4% MMDA and Savings 23% CDs 68% Non-Int. Bearing Demand 36% Interest Bearing Demand 5% MMDA and Savings 38% CDs 21%

9 Commercial & Industrial 5% CRE - Own. Occ. 18% CRE - Non-Own. Occ. 26% Multi-family 48% 1-4 Family 2% Other 1% Commercial Bank Transformation – Loan Composition Loans – 12/31/2009 Loans – 6/30/2016 • Loan portfolio is high quality and well-diversified • Business related loans represent 49% of total loans at 6/30/16* • 100% Loan to deposit ratio at 6/30/16 Total Loans: $576.3 Million Total Loans: $2.9 Billion Multi-family 22% CRE Non-Own. Occ. 18% Commercial & Industrial 17% CRE - Own. Occ. 15% Franchise 13% Constr., Land & Development 8% 1-4 Family 4% SBA 3% * Business loans are defined as commercial and industrial, franchise, commercial owner occupied, and SBA

10 Conservative Credit Culture Nonperforming Assets to Total Assets (%) The Company has a history of effective credit risk management and out performing peers • No troubled debt restructurings (“TDRs”) • Tactical loan sales utilized strategically to manage various risks 1.04 1.70 1.58 1.66 1.36 0.48 0.58 0.40 3.26 1.62 1.31 0.76 0.55 1.67 1.08 0.38 0.33 0.21 0.15 0.20 0.20 0.14 0.12 0.12 0.21 0.19 0.18 0.18 0.17 0.15 2.93 3.62 3.96 4.11 4.26 4.30 4.24 4.39 4.23 4.29 4.06 4.04 3.77 3.48 3.39 3.21 2.96 1.56 1.24 1.10 1.18 1.05 0.91 0.80 0.74 0.69 0.59 0.58 0.74 - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 PPB Peers * CNB Acquisition 2/11/11 PDNB Acquisition 4/27/12 * California peer group consists of all insured California institutions, from SNL Financial.

11 CRE to Capital Concentration 627% 499% 415% 372% 310% 349% 316% 336% 362% 352% 0% 100% 200% 300% 400% 500% 600% 700% 2008 2009 2010 2011 2012 2013 2014 2015 Q1 2016 Q2 2016 Loan portfolio diversification has allowed us to decrease our CRE concentration • After significant decrease, the Bank has held relatively steady since 2012, not altering our disciplined credit approach with this asset class Held steady CRE as a Percent of Total Capital

12 Operating Revenue & Net Interest Margin Annual Operating Revenue Operating revenue CAGR of 31% since 2009 driven by strong net interest margin Note: Operating revenue = net interest income + noninterest income. *Annualized Net Interest Margin $ in millions $23.9 $27.4 $47.1 $58.4 $67.3 $87.0 $120.7 $162.1 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 2009 2010 2011 2012 2013 2014 2015 1H 2016* 3.17% 3.81% 4.55% 4.65% 4.20% 4.23% 4.27% 4.48% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 2009 2010 2011 2012 2013 2014 2015 YTD Q2'16

13 Strong Loan Yields - Declining Cost of Deposits Loan Yields Cost of Deposits 0.33% 0.36% 0.34% 0.31% 0.32% 0.31% 0.31% 0.28% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2013 2014 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Total Deposits Cost of Deposits $ in millions Our diversified businesses have optimized our NIM through disciplined pricing as well as loan and deposit growth 5.63% 5.35% 5.50% 5.30% 5.37% 5.55% 5.67% 5.46% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2013 2014 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Loans Loan Yield

14 Noninterest Expense & Efficiency Adjusted Noninterest Expense / Avg. Assets Efficiency Ratio The Company anticipates it will continue to benefit from economies of scale as it grows by investing in its loan and deposit production capabilities NOTE: Efficiency Ratio represents the ratio of noninterest expense less other real estate owned operations, core deposit intangible amortization and non-recurring merger related expense to the sum of net interest income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities, other-than-temporary impairment recovery (loss) on investment securities, and gain on FDIC-assisted transactions. Adjusted noninterest expense excludes other real estate owned operations, core deposit intangible amortization and non-recurring merger related costs. 64.7% 64.1% 60.0% 58.6% 64.7% 61.4% 55.9% 54.4% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 2009 2010 2011 2012 2013 2014 2015 Q2'16 2.09% 2.21% 2.67% 2.90% 2.95% 2.87% 2.58% 2.54% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 2009 2010 2011 2012 2013 2014 2015 Q2'16

15 Capital Resources PPBI and PPB remain well capitalized with strong earnings capacity to sustain growth strategy and well capitalized levels (1) Please refer to non-GAAP reconciliation As of June, 2016 Well-Capitalized Requirement Pacific Premier Bancorp, Inc. Pacific Premier Bank Regulatory Capital Ratios: Tier 1 Leverage Capital Ratio 5.00% 9.88% 11.17% Common Equity Tier 1 Risk-based Capital Ratio 6.50% 10.58% 12.32% Tier 1 Risk-Based Capital Ratio 8.00% 10.90% 12.32% Total Risk Based Capital Ratio 10.00% 13.45% 12.94% Tangible Common Equity Ratio (1) 9.41% 10.97%

16 Overview of Q2 2016 – Highlights  Completed conversion of Security California Bancorp on the weekend of April 22-24, 2016, less than three months after close. Consolidated 3 PPB branches on the same weekend.  Closed 3 branches during Q3 2016 in the cities of Seal Beach, Point Loma and Palm Springs – 16 branches  Net income of $10.4 million, an increase of $1.8 million over the prior quarter, or 21.2%  Diluted earnings per share of $0.37, an increase of $0.04 over the prior quarter, or 12.1%  ROATCE of 13.48%, or 13.86% adjusted to exclude merger related expenses  ROAA of 1.17%, or 1.20% adjusted to exclude merger related expenses  Originated $299 million of new loans, a 19% annualized increase from the Q1 2016  Efficiency ratio of 54% and noninterest expense as a percent of assets of 2.59%  Tangible book value per share increased to $11.87, compared to $10.36 as of June 30, 2015 2nd Quarter Highlights Source: SNL Financial, information for PPBI as of 6/30/2016

17 Superior Market Performance (PPBI) Source: SNL Financial, market information as of 6/30/2016 Since June 2014, PPBI’s stock price has significantly outperformed its publicly traded bank peers (SNL Bank Index / NASDAQ Bank Index) -20.0% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% Jun-14 Aug-14 Oct-14 Dec-14 Feb-15 Apr-15 Jun-15 Aug-15 Oct-15 Dec-15 Feb-16 Apr-16 Jun-16 PPBI SNL Bank NASDAQ Bank PPBI +71% NASDAQ Bank SNL Bank -2% +9%

18 Strategically focused – Financially Motivated PPBI’s management team operates the bank with the understanding we are growing toward $10.0 billion • Our business model is always evolving, transforming and improving • Continue to build a quality banking franchise and leverage core competencies • Investments in and the strengthening of the entire team is an on-going process Continue to Evolve and Strive for Superior Performance Operational Integrity Leads to Strong Internal Controls and Risk Management PPBI’s operating environment and culture have been built over the years and is designed to be scalable • Sales culture maturation combined with traditional Relationship Managers and the leveraging of technology • BSA/AML – automated Rule Based Risk Rating and statistical analytics covering entire client base • CRA – enhanced program to exceed community group requirements and large bank exam standards Keen Focus on Creating Maximum Shareholder Value Management consistently communicates and executes on its strategic plan • Our Board regularly evaluates capital management, strategic direction and the alternatives to maximize shareholder value • Focused on increasing earnings and building TBV through growth strategies and improving efficiencies • Our goal is to create a fundamentally sound franchise with strong earnings and risk management, which will be an attractive acquisition target for a potential buyer

19 Scarcity Value in Southern California Source: SNL Financial as of 6/30/2016 Note: All dollars in thousands • Significant scarcity value for quality and sizeable banking franchises in Southern California • PPBI is 8th largest bank headquartered in Southern California • Includes all banks and thrifts headquartered in Southern California (Orange, Los Angeles, San Bernardino, Riverside, and San Diego counties). Sorted by total assets, excludes pending merger targets and ethnic-focused banks Largest 25 Banks Headquartered in Southern California Rank Company name Exchange City Total Assets ($000s) 1 PacWest Bancorp NASDAQ Beverly Hills $ 21,147,139 2 Banc of California, Inc. NYSE Irvine $ 10,157,662 3 CVB Financial Corp. NASDAQ Ontario $ 8,312,307 4 BofI Holding, Inc. NASDAQ San Diego $ 7,705,622 5 Opus Bank NASDAQ Irvine $ 7,468,083 6 F & M Bank of Long Beach OTCQB Long Beach $ 6,220,649 7 Community Bank OTC Pink Pasadena $ 3,653,260 8 Pacific Premier Bancorp, Inc. NASDAQ Irvine $ 3,598,653 9 Grandpoint Capital, Inc. OTC Pink Los Angeles $ 3,242,077 10 CU Bancorp NASDAQ Los Angeles $ 2,739,533 11 First Foundation Inc. NASDAQ Irvine $ 2,690,173 12 Manufacturers Bank - Los Angeles $ 2,578,808 13 American Business Bank OTC Pink Los Angeles $ 1,744,636 14 Montecito Bancorp - Santa Barbara $ 1,258,251 15 Provident Financial Holdings, Inc. NASDAQ Riverside $ 1,173,751 16 Pacific Mercantile Bancorp NASDAQ Costa Mesa $ 1,100,915 17 Plaza Bank - Irvine $ 1,061,416 18 Malaga Financial Corporation OTC Pink Palos Verdes Estates $ 993,557 19 Silvergate Bank - La Jolla $ 952,654 20 Sunwest Bank - Irvine $ 951,597 21 California First National Bancorp NASDAQ Irvine $ 860,890 22 Commercial Bank of California - Irvine $ 777,974 23 Bank of Hemet - Riverside $ 655,589 24 Community West Bancshares NASDAQ Goleta $ 622,755 25 Seacoast Commerce Bank - San Diego $ 526,359

20 • Continue to drive economies of scale and operating leverage • Positioned to deliver strong profitability • Ability to integrate business lines that generate higher risk adjusted returns • Proven track record of executing on acquisitions and organic growth • Well positioned to evaluate attractive acquisition opportunities • Create scarcity value among banks in Southern California PPBI Outlook Building Long-term Franchise Value

21 Appendix material PPBI Supplemental Information

22 Financial Highlight Trends Note: All dollars in thousands, except per share. *Please refer to non-GAAP reconciliation June 30, 2015 September 30, 2015 December 31, 2015 March 31, 2016 June 30, 2016 Balance Sheet Total Assets $ 2,636,756 $ 2,715,298 $ 2,790,646 $ 3,563,085 $ 3,598,653 Total Gross Loans 2,118,323 2,167,547 2,262,880 2,858,713 2,930,735 Total Deposits 2,095,983 2,139,207 2,195,123 2,906,264 2,931,001 Gross Loans / Deposits 101.1% 101.3% 103.1% 98.4% 100.0% Financial Performance Net Interest Income $ 27,093 $ 26,696 $ 28,837 $ 34,201 $ 37,561 Provision for Loan Losses 1,833 1,062 1,700 1,120 1,589 Total Non-Interest Income 4,380 4,378 4,217 4,862 4,450 Total Non-Interest Expense 17,214 17,374 18,539 23,647 23,695 Net Income before Taxes 12,426 12,638 12,815 14,296 16,727 Provision for Taxes 4,601 4,801 4,750 5,742 6,358 Net Income 7,825 7,837 8,065 8,554 10,369 Diluted EPS $ 0.36 $ 0.36 $ 0.37 $ 0.33 $ 0.37 Performance & Capital Ratios Return on Average Assets 1.18% 1.19% 1.18% 1.04% 1.17% Return on Average Tangible Common Equity* 14.83% 14.25% 14.09% 12.02% 13.48% Return on Adjusted Average Tangible Common Equity* 14.83% 14.96% 14.92% 14.91% 13.86% Net Interest Margin 4.31% 4.24% 4.43% 4.48% 4.51% Tangible Common Equity/ Tangible Assets * 8.65% 8.75% 8.82% 9.15% 9.41% Tangible Book Value Per Share * $ 10.36 $ 10.80 $ 11.17 $ 11.46 $ 11.87 Common Equity Tier 1 Risk-based Capital Ratio 9.81% 10.02% 9.91% 10.43% 10.58% Tier 1 Risk-based Ratio 10.12% 10.40% 10.28% 10.75% 10.90% Risk-based Capital Ratio 13.40% 13.65% 13.43% 13.32% 13.45%

23 Non-GAAP Financial Measures Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-GAAP financial measures derived from GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders’ equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measure of tangible common equity ratio to the GAAP measure of common equity ratio and tangible book value per share to the GAAP measure of book value per share are set forth below. Note: All dollars in thousands, except per share data. June 30, September 30, December 31, March 31, June 30, 2015 2015 2015 2016 2016 Total stockholders' equity $ 281,593 $ 290,767 $ 298,980 $ 428,894 $ 440,630 Less: Intangible assets (58,690) (58,346) (58,002) (113,230) (112,439) Tangible common equity $ 222,903 $ 232,421 $ 240,978 $ 315,664 $ 328,191 Total assets $ 2,636,756 $ 2,715,298 $ 2,790,646 $ 3,563,085 $ 3,598,653 Less: Intangible assets (58,690) (58,346) (58,002) (113,230) (112,439) Tangible assets $ 2,578,066 $ 2,656,952 $ 2,732,644 $ 3,449,855 $ 3,486,214 Common Equity ratio 10.68% 10.71% 10.71% 12.04% 12.24% Less: Intangibility equity ratio (2.03%) (1.96%) (1.89%) (2.89%) (2.83%) Tangible common equity ratio 8.65% 8.75% 8.82% 9.15% 9.41% Basic shares outstanding 21,510,558 21,510,678 21,570,746 27,537,233 27,650,533 Book value per share $ 13.09 $ 13.52 $ 13.86 $ 15.58 $ 15.94 Less: Intangible book value per share (2.73) (2.72) (2.69) (4.12) (4.07) Tangible book value per share $ 10.36 $ 10.80 $ 11.17 $ 11.46 $ 11.87

24 Non-GAAP Financial Measures For the quarter periods presented below, adjusted net income for return on average tangible common equity, adjusted net income for adjusted return on average tangible common equity and average tangible common equity are non-GAAP financial measures derived from GAAP-based amounts. We calculate return on average tangible common equity by adjusting net income for the effect of CDI amortization and exclude the average CDI and average goodwill from the average stockholders' equity during the period. We calculate adjusted return on average tangible common equity by adjusting net income for the effect of CDI amortization and merger related expense and exclude the average CDI and average goodwill from the average stockholders' equity during the period. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. A reconciliation of the non-GAAP measures of return on average tangible common equity and adjusted return on average tangible common equity to the GAAP measure of return on common stockholders’ equity is set forth below. Note: All dollars in thousands June 30, September 30, December 31, March 31, June 30, 2015 2015 2015 2016 2016 Net income $ 7,825 $ 7,837 $ 8,065 8,554 10,369 Plus: Tax effected CDI amortization 216 213 217 206 400 Adjusted net income for return on average tangible common equity $ 8,041 $ 8,050 $ 8,282 8,760 10,769 Plus: Merger related, net of tax - 400 407 2,103 307 Plus: Litigation expense, net of tax - - 82 - - Adjusted net income for adjusted return on average tangible common equity $ 8,041 $ 8,450 $ 8,771 10,863 11,076 Average stockholders' equity $ 275,860 $ 284,486 $ 293,334 387,202 432,343 Less: Average core deposit intangible 8,080 7,686 7,394 10,110 10,876 Less: Average goodwill 50,965 50,832 50,832 85,581 101,923 Average tangible common equity $ 216,815 $ 225,968 $ 235,108 291,511 319,543 Return on average common equity 11.35% 11.02% 11.00% 8.84% 9.59% Plus: Intangible return on average tangible common equity 3.49% 3.23% 3.09% 3.18% 3.89% Return on average tangible common equity 14.83% 14.25% 14.09% 12.02% 13.48% Adjusted return on average tangible common equity 14.83% 14.96% 14.92% 14.91% 13.86%

25 Non-GAAP Financial Measures Note: All dollars in thousands For quarter period presented below, adjusted net income and adjusted diluted earnings per share are non-GAAP financial measures derived from GAAP-based amounts. We calculate these figures by excluding merger related expenses in the period results. Management believes that the exclusion of such items from these financial measures provides useful information to an understanding of the operating results of our core business. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. June 30, September 30, December 31, March 31, June 30, 2015 2015 2015 2016 2016 Net income $ 7,825 $ 7,837 $ 8,065 $ 8,554 $ 10,369 Plus: Merger related, net of tax - 400 407 2,103 307 Plus: Litigation expense, net of tax - - 82 - - Adjusted net income $ 7,825 $ 8,237 $ 8,554 $ 10,657 $ 10,676 Diluted earnings per share $ 0.36 $ 0.36 $ 0.37 $ 0.33 $ 0.37 Plus merger related and litigation expenses, net of tax - 0.02 0.02 0.08 0.01 Adjusted diluted earnings per share $ 0.36 $ 0.38 $ 0.39 $ 0.41 $ 0.38 Return on average assets 1.18% 1.19% 1.18% 1.04% 1.17% Plus merger related and litigation expenses, net of tax 0.00% 0.06% 0.07% 0.26% 0.03% Adjusted return on average assets 1.18% 1.25% 1.25% 1.30% 1.20%